Investor Presentation March 2024

Forward-Looking Statements This presentation, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including statements regarding our future results of operations, product development, market opportunity, clinical trial results and timeline, and business strategy and plans. The forward-looking statements in this presentation include, but are not limited to, statements concerning the following: the Company's mission; the Company's projected financial or operational results; estimates of the Company’s addressable markets for its products; the Company’s ability to gain share in existing markets and enter into and compete in new markets; the Company’s ability to successfully develop and commercialize its product pipeline; the Company’s ability to compete effectively; the Company’s ability to manage and grow its business, including execution of value creation initiatives; the Company’s ability to successfully execute its clinical trial roadmap; the Company’s ability to successfully execute its strategic initiatives and objectives; and the Company’s ability to obtain and maintain sufficient reimbursement for its products. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions affecting the Company’s business and industry, and such statements are based on information available to it as of the time such statements are made. Although management believes these forward-looking statements are based upon reasonable assumptions, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as such may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source. The Company has proprietary rights to trademarks, trade names and service marks appearing in this presentation that are important to its business. Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and ™ symbols, but any such references are not intended to indicate that the Company forgoes or will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, trade names and service marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. The Company does not intend its use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the Company by, these other parties. Without limitation, SIGHT SCIENCES™, SIGHT SCIENCES (with design)®, OMNI®, SION®, TEARCARE® , SMARTLIDS® and DELIVERING THE POWER OF SIGHT ™ are trademarks of Sight Sciences, Inc. in the United States and other countries. RESTASIS® is a registered trademark of Allergan, Inc., and IRIS® is a registered trademark of the American Academy of Ophthalmology. Certain financial measures, including adjusted operating expenses (“non-GAAP financial measures”), were not prepared in accordance with generally accepted accounting principles in the United States (“GAAP") and are presented in this presentation to provide information that may assist investors in understanding the Company's financial and operating results. The Company believes these non-GAAP financial measures are important performance indicators because they exclude items that are unrelated to, and may not be indicative of, the Company's core financial and operating results. These non-GAAP financial measures, as calculated, may not necessarily be comparable to similarly titled measures of other companies and may not be appropriate measures for comparing the performance of other companies relative to the Company. These non-GAAP financial measures are not intended to represent, and should not be considered more meaningful measures than, or alternatives to, measures of operating performance as determined in accordance with GAAP. To the extent the Company utilizes such non-GAAP financial measures in the future, it expects to calculate them using a consistent method from period to period. Consistent with Securities and Exchange Commission regulations, the Company has not provided a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures in reliance on the “unreasonable efforts” exception set forth in the applicable regulations, because there is substantial uncertainty associated with predicting any future adjustments that may be made to the Company’s GAAP financial measures in calculating the non-GAAP financial measures. 2

Our Mission Develop transformative, interventional technologies that allow eyecare providers to procedurally elevate the standards of care – empowering people to keep seeing. Eyecare Innovation in Glaucoma and Dry Eye

1 Represents Company analysis of third-party estimates. 2 Source: Market Scope 2023 reports. Large + Underserved Markets $6.0 billion addressable U.S. market1 3.4 million U.S. patients diagnosed with Primary Open-Angle Glaucoma (POAG)2 Leading cause of irreversible blindness Predominantly managed medically $2.5 billion core addressable U.S. market1,2 >11 million U.S. patients diagnosed with Meibomian Gland Disease (MGD)1,2 Linked to screen time, age (postmenopausal women, men 50+), systemic medication use Predominantly managed medically Glaucoma  Dry Eye Disease 4 Normal Mild Moderate Severe Normal Mild Moderate Severe

1 Estimate based on units of OMNI (and predicates) and SION units shipped as of December 31, 2023. 2 Estimate based on Dry Eye Treatment Lids shipped as of December 31, 2023. Our Technologies: Effective + Intuitive Intervention Surgical Glaucoma Comprehensive treatment of diseased conventional outflow pathway Leading Clinical Trial Results: ROMEO, GEMINI, AAO IRIS® Registry ~220K Cases performed1 Dry Eye Comprehensive treatment of diseased meibomian glands Leading Clinical Trial Results: SAHARA, OLYMPIA >50K Cases performed2 5 Offering comprehensive interventions that drive leading clinical outcomes for POAG and evaporative dry eye disease

Expand OMNI® Utilization Certification of new OMNI surgeons Gain share in combination cataract segment Continue developing standalone MIGS segment Generate additional clinical evidence  Optimize coverage and equitable reimbursement  Develop international markets TearCare® Access + Expansion Pursue coverage and equitable reimbursement Generate additional clinical evidence  Grow commercial team Expand adoption and usage  Strategic Value Creation Initiatives 6

POAG is similar to a clog in a kitchen sink: when the eye’s natural drainage system (known as the conventional outflow pathway) is blocked and aqueous fluid cannot drain, intraocular pressure (IOP) rises which can cause optic nerve damage and irreversible blindness The Conventional Outflow Pathway is an important focal point in treating POAG Primary Open-Angle Glaucoma 3 1 2 Sink Pipe (Schlemm’s Canal): conducts excess aqueous fluid to exit pathways known as distal collector channels House Plumbing (distal collector channels): leads excess aqueous fluid out of the eye into the venous system Drain Cover (trabecular meshwork): allows excess aqueous fluid to enter drainage system 1 2 3 3 TRABECULAR MESHWORK SCHLEMM’S CANAL DISTAL COLLECTOR CHANNELS 1 2 7

OMNI comprehensively treats the conventional outflow pathway OMNI: Minimally Invasive + Efficacious A comprehensive procedure enabled by the OMNI Surgical System to help restore natural outflow in the eye with up to 360° treatment of all three areas of resistance in the conventional outflow pathway Schlemm’s Canal Collector Channels Cannula Tip Clear Corneal Microincision Microcatheter Treatment of Canal and Collector Channels 1 2 1 2 Trabecular Meshwork Cannula Tip Microcatheter Clear Corneal Microincision 3 Treatment of Trabecular Meshwork 3 8

References: GEMINI (Clin Ophthalmol. 2022;16:1225–1234); ROMEO (J Cataract Refract Surg. 2021;47(7):907–915; Ophthalmol Glaucoma. 2021;4(2):173–81); TREY (Int Ophthalmol (2022)); ROMEO 2 Year (Clin Ophthalmol. 2023:17 1057–1066); GEMINI 2 (Clin Ophthalmol. 2023:17 3817-3824) OMNI Clinical Highlights (at 12, 24, and 36 months) Consistent Efficacy Across Clinical Trials in Standalone and Combination Cataract Efficacy Demonstrated Out to 3 Years 9 Combination Cataract Standalone (n = 17) Month 24 (n = 17) (n = 17) Month 24 (n = 17)

Combination Cataract MIGS <15%1 of POAG Eyes $1B Opportunity1 1 Represents Company analysis of third-party estimates based on 2023 data. Mild Disease (40%)1 Moderate Disease (40%)1 Advanced Disease (20%)1 Standalone MIGS >85%1 of POAG Eyes $5B Opportunity1 ~$0.4B Opportunity1 ~$2B Opportunity1 ~$2B Opportunity1 ~$1B Opportunity1 ~$0.4B Opportunity1 ~$0.2B Opportunity1 OMNI Addresses All Six MIGS POAG Categories Allows Surgeons to Customize Treatment 10

1 Represents Company analysis of third-party estimates based on 2023 data. 2 Company estimates based on independent third-party analytics data based on 2023 data. Large and Unmet Clinical Need for Standalone MIGS ~15% of POAG eyes1, >90% of procedures2 Combination Cataract Established, growing market Share-taking driven by efficacy, fast recovery times & attractive safety profile Benefits from inherent IOP-lowering effect of cataract surgery ~85% of POAG eyes1, <10% of procedures2 Standalone Large, underserved patient population, <10% of MIGS procedures2 MIGS procedure is the SOLE reason for operating room visit Standalone adoption requires a procedure with robust safety & efficacy, without the benefit of cataract surgery 11

OMNI® Surgical System is the only MIGS device based on clinical data that can: 12 12 FDA Indication Allows for Standalone and Combination Cataract Utilization Use in Standalone or combo cataract procedures Access to 360 degrees of the diseased conventional outflow pathway through a clear corneal incision Comprehensive treatment of all three areas of resistance* in the diseased conventional outflow pathway Use in adult patients with POAG across the spectrum of disease severity OMNI® Surgical System is the only MIGS device with an FDA indication that allows for: 12 * Trabecular meshwork, Schlemm’s canal, and collector channels

Standalone Market Development is Underway 1 Based on estimated patient visits with CPT codes 66174 and 65820 from a third-party data analytics provider during 2021-2023. OMNI technology meets enhanced efficacy and safety needs for standalone procedures ROMEO ROMEO 2-year extension TREY Sole purpose of OR visit – degree and consistency of efficacy crucial to surgery decision Market development efforts to expand combination cataract MIGS surgeons to standalone MIGS surgeons Commercial team focused on growing interventions to appropriate POAG patients who do not require cataract surgery  Claims data indicate increasing standalone usage of codes associated with OMNI1 13

14 *This pipeline product is under development and is not commercially available. The Company may suspend or discontinue pipeline development projects at any time. Surgical Glaucoma Pipeline Developing Comprehensive Best-in-Class Portfolio  Pipeline Current Products Injection of Sustained Release Pharmaceutical (Rx)* Suprachoroidal Implant (MIGS)* Implantable Canalicular Scaffold (MIGS)* 14

1 Market Scope 2023 Dry Eye Products Report. 2 Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478. Dry Eye Disease: Large + Underserved Disease State TRABECULAR MESHWORK U.S. patients diagnosed with Dry Eye Disease (DED)1 ~18M of DED is associated with poor tear quality due to meibomian gland disease (MGD) 1,2 Current market dominated by Rx and OTC eyedrops that do not address the underlying causes of MGD1 95% Existing treatments do not address the underlying obstructive causes of MGD Existing dry eye treatments focus on aqueous deficiency increasing tear volume No interventional standard of care for treatment of MGD ! 15 Up to 86%

1 Blackie CA, Solomon JD, Greiner JV, Holmes M, Korb DR. Inner eyelid surface temperature as a function of warm compress methodology. Optom Vis Sci. 2008 Aug;85(8):675-83. doi: 10.1097/OPX.0b013e318181adef. PMID: 18677234. Overview: Tears and MGD Meibomian Glands Healthy meibomian glands release liquid meibum with each blink In patients with MGD, obstructions form within glands and prevent release of meibum Results in premature tear evaporation and dry eye Liquefying obstructed meibum requires precise (40-42° C at the inner eyelid) and consistent (15 minutes) software-controlled thermal therapeutic melting cycle1 Tear Film Anatomy Tears consist of three layers Outermost layer consists of oily substance called meibum Coats and protects inner layers Prevents premature evaporation OIL Layer WATER Layer MUCUS Layer 16

~$2.5B Core MGD Opportunity 17.9 million1 11.6 – 15.4 million U.S. MGD patients1,2 5.7 – 7.5 million moderate to severe1,2 $2.2B - $2.9B core opportunity4 1 Market Scope 2023 Dry Eye Products Report. 2 Lemp MA, Crews LA, Bron AJ, Foulks GN, Sullivan BD. Distribution of aqueous-deficient and evaporative dry eye in a clinic-based patient cohort: a retrospective study. Cornea. 2012;31(5):472-478. 3 Assuming one treatment per year for patients with moderate MGD and two treatments per year for patients with severe MGD. 4 At current ASP for Dry Eye treatment lids. U.S. patients diagnosed with DED 17 U.S. MGD prevalence estimated at 65%-86%1,2 of DED sufferers ~50% of DED patients are moderate to severe1 (most likely to seek treatment + targeted patient population in SAHARA RCT) Targeted patients estimated to need 1.3 procedures per year3

1 Blackie CA, Solomon JD, Greiner JV, Holmes M, Korb DR. Inner eyelid surface temperature as a function of warm compress methodology. Optom Vis Sci. 2008 Aug;85(8):675-83. doi: 10.1097/OPX.0b013e318181adef. PMID: 18677234. TearCare: Custom-Designed to Treat MGD TearCare Technology Engineered to liquefy meibum obstructions1 Delivers a precise (40-42° C at the inner eyelid) and consistent (15 minutes) software-controlled thermal therapeutic melting cycle1 Manual expression clears glands Proprietary, thin, and wearable SmartLids® conform to variable eyelid anatomy while allowing natural blinking Designed for intuitive provider training and comfortable patient experience The only open eye, wearable eyelid technology designed to melt and remove meibomian gland obstructions through a reproducible, therapeutic interventional procedure 18

6-Month Endpoints Primary Signs Endpoint: TearCare superior to Restasis®2 in tear break-up time Primary Symptoms Endpoint: TearCare non-inferior to Restasis in OSDI3 Device vs. Drug Large study (n=345) Superiority+Durability1 Masked Randomized 1 Endpoints for SAHARA include superiority over Restasis at six months and additional 18 months of follow-up to assess duration of effectiveness. 2 Restasis® is a trademark of Allergan™ an AbbVie company. 3 Ocular Surface Disease Index is a commonly used patient-reported survey to assess dry eye severity. SAHARA RCT: Study Successful and Primary Signs Superiority Endpoint Achieved 6-Month Manuscript published in Clinical Ophthalmology, a leading peer-reviewed journal, in Dec 2023 Statistically Significant Improvements in all 10 signs and symptoms from baseline at all measurement periods 1 week, 1 month, 3 months, and 6 months 19 Long-term Follow Up Plan to publish 12-month crossover clinical data in 1H’24 Follow up through 2 years expected to conclude by YE '24

1 Eyelid treatment units sold means the number of TearCare SmartLids sold during the three-month periods ending December 31, 2023 and December 31, 2022. 2 Dry Eye Active customers means number of customers who ordered eyelid treatment units during the three-month periods ending December 31, 2023 and December 31, 2022. 3 As of December 31, 2023 TearCare: Strategy Supports Targeted + Scalable Growth Significant opportunity to improve the lives of U.S. MGD patients Plan to use SAHARA results and health economics and outcomes research to drive coverage and equitable reimbursement Targeted plan to scale commercial resources with market access wins Identified ~9,000 physicians most likely to adopt MGD treatment procedures Controlled release since 2019 included 1) real-world testing, 2) data collection to support coverage & commercial activities and 3) large installed base that can be leveraged Over 50,000 SmartLids Sold3 20

Healthy Revenue Growth and Top-Tier Gross Margins $7.5 $23.3 $27.6 $49.0 $71.3 $81.1 Revenue CAGR FY18 to FY23 +61% FY23 Y/Y Revenue +14% SGHT +13% Surgical Glaucoma +18% Dry Eye FY23 Gross Margin % 85.3% SGHT 88.1% Surgical Glaucoma 54.8% Dry Eye Annual Revenue & Gross Margin % 21 Historical financial results, including with respect to revenue and gross margin, may not be indicative of future financial results due to numerous risks and uncertainties, including those addressed in the "Risk Factors" section of the Company's filings with the U.S. Securities and Exchange Commission. . (1) “Adjusted operating expenses” is a non-GAAP financial measure, which is calculated as operating expenses less stock-based compensation expense, depreciation and amortization, and restructuring costs. FY24 Guidance Revenue $81M - $85M Adj. OpEx1 $107M - $110M

Investment Highlights Two Large, Growing, Underserved Markets Competitive Differentiation Driven by Efficacy Compelling Clinical Data in Support of Coverage and Equitable Reimbursement Proven Commercial and Market Access Capabilities Strong Balance Sheet and Financial Discipline Experienced Management Team 22